Exhibit 10.5

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (this “Agreement”) is entered into and effective as of September 30, 2022, by and between Noble Corporation plc, a public limited company formed under the laws of England and Wales with registered number 12958050 (f/k/a Noble Finco Limited) (the “Company”), and Noble Corporation, a Cayman Islands exempted company (“Noble Predecessor”).

WHEREAS, on November 10, 2021, the Company, Noble Predecessor and The Drilling Company of 1972 A/S entered into a Business Combination Agreement (the “Business Combination Agreement”) pursuant to which, among other things, Noble Predecessor will merge with and into a wholly owned subsidiary of the Company (the “Merger”);

WHEREAS, Noble Predecessor is a party to (i) the Registration Rights Agreement, dated as of February 5, 2021, and (ii) the Registration Rights Agreement, dated as of April 15, 2021 (each agreement described in clauses (i)-(ii), a “Registration Rights Agreement”);

WHEREAS, each Registration Rights Agreement provides that Noble Predecessor shall cause any successor or assign (whether by merger, consolidation, sale of the assets or otherwise) to assume Noble Predecessor’s obligations under such agreement; and

WHEREAS, in connection with the consummation of the Merger, the Company desires to assume Noble Predecessor’s obligations under each Registration Rights Agreement;

NOW, THEREFORE, in consideration of the promises and mutual agreements set forth in the Business Combination Agreement, the parties hereto hereby agree as follows:

1.

Assumption of Registration Rights Agreements. Effective and contingent upon the effectiveness of the Merger, the Company hereby assumes all of Noble Predecessor’s duties and obligations under each Registration Rights Agreement.

2.

No Effect on Obligations. The Parties hereby ratify and confirm that the terms and provisions of each Registration Rights Agreement, as modified by this Agreement, shall remain in full force and effect following the execution of this Agreement for all purposes.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

COMPANY

NOBLE CORPORATION PLC

By:	/s/ Richard B. Barker
Name:	Richard B. Barker
Its:	Chief Financial Officer

NOBLE PREDECESSOR

NOBLE CORPORATION

By:	/s/ Richard B. Barker
Name:	Richard B. Barker
Its:	Chief Financial Officer